                               THIRD AMENDMENT TO
                           TRADEMARK LICENSE AGREEMENT
                            AND SETTLEMENT AGREEMENT


     This Agreement is made as of May 10, 1996, by and between Bally Entertainment Corporation ("Bally"), Alliance Gaming Corporation ("Alliance") and BGII Acquisition Corp. ("Acquisition Corp.").

     WHEREAS, Bally and Bally Gaming International, Inc. ("BGI") entered into a Trademark License Agreement dated as of November 11, 1991, pursuant to which Bally granted BGI the right to use the name "Bally";

     WHEREAS, Bally and BGI entered into an Amended and Restated Trademark License Agreement dated as of July 8, 1992 (the "FIRST AMENDED AGREEMENT") and later entered into a Second Amendment to Trademark License Agreement and Settlement Agreement dated as of March 31, 1995 (the "SECOND AMENDED AGREEMENT") in connection with BGI's use of the name "Bally";

     WHEREAS, BGI and Alliance have entered into an agreement and plan of merger, pursuant to which BGI and Acquisition Corp. will be merged, with BGI the entity surviving the merger as a whollyowned subsidiary of Alliance (the "Merger");

     WHEREAS, BGI, Alliance and Acquisition Corp. have instituted an action (the "DELAWARE ACTION") against Bally in the United

States District Court for the District of Delaware (the "DELAWARE Court"), and Bally has instituted an action (the "New Jersey ACTION") against BGI, Alliance and Acquisition Corp. in the United States District Court for the District of New Jersey (the "NEW JERSEY COURT");

     WHEREAS, the parties hereto wish to provide for a further amendment of the trademark license agreement, to take effect immediately upon closing of the Merger or a substantially similar transaction, in order to resolve and settle the Delaware Action and the New Jersey Action;

     WHEREAS, it is the intention of Alliance and the expectation of Bally that, upon the closing of the Merger or a substantially similar transaction, Alliance, as the sole stockholder of BGI, will cause BGI and BGI's subsidiary, Bally Gaming, Inc., to become signatories to this Agreement; and

     WHEREAS, prior to the execution and delivery of this Agreement, the parties to the New Jersey Action and the Delaware Action have executed and filed a Consent Order (the "NEW JERSEY ORDER") with the New Jersey Court, a copy of which is annexed hereto as Exhibit A, and an Order (the "Delaware Order") with the Delaware Court, a copy of which is annexed hereto as Exhibit B.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Subject to the provisions of Paragraphs 12 and 14 hereof, Bally hereby withdraws its objections to the change of control over BGI's rights under the Trademark License Agreement, as hereinafter defined, by operation of the Merger or any substantially similar transaction by which Alliance will obtain such control, and Bally hereby consents thereto.

     2. The First Amended Agreement and Second Amended Agreement shall continue in full force and effect, subject to the addition of the following provisions on the Effective Date, as hereinafter defined, which provisions shall be deemed to be made a part of the First Amended Agreement and the Second Amended Agreement as if set forth in full therein (collectively, the "TRADEMARK LICENSE AGREEMENT") and said First Amended Agreement and Second Amended Agreement are annexed hereto and made a part hereof. In the event of any conflict between the terms and provisions of the First Amended Agreement and the Second Amended Agreement, the terms and provisions of the Second Amended Agreement shall apply and control, and in the event of any conflict between the terms and provisions of this Agreement and either or both of the First Amended Agreement and the Second Amended Agreement, the terms and provisions of this Agreement shall apply and control.

     3. (a) Commencing on the closing date of the Merger or a substantially similar transaction (the "EFFECTIVE DATE"), BGI shall pay Bally $35.00 per machine for each gaming machine sold or leased by BGI in each of the next five 12-month periods (each 12-month period, a "Royalty Period"). After the first five Royalty Periods, this Paragraph 3(a) shall cease to have effect (except with respect to any unpaid amounts due in respect of any of such first five Royalty Periods) and the payment provisions contained in Paragraph 11(a) of the Second Amended Agreement shall apply for the remaining term or any extensions of the Trademark License Agreement.

          (b) Notwithstanding anything to the contrary herein contained, no royalty shall be payable on account of or with respect to the sale or lease by BGI of German wall machines.

     4. Commencing on the Effective Date, the minimum royalties for each Royalty Period shall be $1,000,000 for the first five Royalty Periods. After the first five Royalty Periods, the minimum royalty payment by BGI shall be $500,000 for each Royalty

Period during the remaining term of the Trademark License Agreement or any extensions thereof. Such minimum royalty amounts shall be due and payable under any and all circumstances and, in particular, irrespective of the quantity of gaming machines sold or leased and whether or not any gaming machines are sold or leased.

     5. (a) In the event that BGI erroneously makes a royalty payment in excess of the amounts due under this Agreement or the Second Amended Agreement, Bally shall refund the excess amount of such payment within 30 days after receipt of (i) such excess amount and (ii) written notice from BGI specifying the excess amount of such payment.

          (b) The provisions of this Agreement shall not be deemed to affect Bally's rights regarding rebates and pricing as provided in Paragraphs 2 through 4 of the Second Amended Agreement.

     6. (a) (i) A merger, or a sale of assets or stock, of BGI or a merger, or a sale of stock, of BGI's direct or indirect parent corporation to or with a person or entity (other than a Bally Competitor, as hereinafter defined) that, at the closing of such sale or merger, (x) is licensed or has an affiliate that is licensed by the Nevada Gaming Commission to engage in the Gaming

Machine Business in Nevada and (y) is licensed or qualified or has an affiliate that is licensed or qualified by the New Jersey Casino Control Commission ("CCC"), or has a pending application to be licensed or qualified by the CCC and is also lawfully permitted, while such application is pending, to engage in the Gaming Machine Business in New Jersey, or (ii) a pledge of assets of BGI as collateral security for any financings obtained by BGI or its direct or indirect parents, which pledge may contain a sublicense of rights under the Trademark License Agreement to allow disposition of gaming machine collateral covered thereby (such sales, mergers and pledges being referred to herein collectively as "ELIGIBLE DISPOSITIONS") shall be permitted without any requirement of consent from Bally and, notwithstanding anything to the contrary contained in this Agreement, the First Amended Agreement, or the Second Amended Agreement, shall not (in the case of either clause (i) or (ii) immediately above) be deemed to contravene the Trademark License Agreement, including, among others, Paragraphs 1 and 9 of the First Amended Agreement, only if, before the effectuation of each Eligible Disposition, each of the applicable conditions set forth in paragraph 6(b) below shall have been satisfied (provided that, unless Bally shall have received not less than five (5) days prior written notice describing the proposed disposition, notice under Section 10.A.(b) of the First Amended Agreement shall be deemed to have been given on the date any such disposition is effectuated if any such condition is not satisfied by such date in accordance with the provisions of this Agreement).

          (b) If such pledge involves any of BGI's rights under the Trademark License Agreement or gaming machines created pursuant to the exercise of such rights ("Inventory"), then any arrearages in royalty payments due under the Trademark License Agreement shall have been cured prior to or simultaneously with the making of any such pledge (it being understood that Bally shall reserve its rights with respect to any default under the Trademark License Agreement that exists and is not cured prior to or simultaneously with the making of any Eligible Disposition). Any Eligible Disposition consisting of either the sale of all or substantially all the assets of BGI or a merger of BGI in connection with which BGI will not be the surviving entity shall be subject to the further condition precedent that the prospective transferee or prospective surviving entity, as the case may be, shall have agreed in writing, without any condition or other qualification, to be bound by the provisions of the Trademark License Agreement. Any Eligible Disposition consisting of a pledge of rights under the Trademark License Agreement or Inventory shall be subject to the further condition precedent that the prospective pledgee shall have acknowledged and agreed in writing, without any condition or other qualification, that (i) any transfer (whether by foreclosure or otherwise) of Inventory effected by such pledgee shall be subject to the royalty and rebate provisions of the Trademark License Agreement, so that the pledgee shall have paid or cause to be paid to Bally, simultaneously with any such transfer, the royalty per machine due to Bally by reason of such transfer; (ii) any transfer (whether by foreclosure or otherwise) of rights under the Trademark License Agreement effected by such pledgee shall be subject to the condition precedent that the prospective transferee shall have agreed in writing to be bound by the provisions of the Trademark License Agreement; and (iii) any foreclosure by such pledgee (whether involving stock or assets of BGI or any of its affiliates) that would result in any transfer or change in ownership or control, direct or indirect, of BGI or BGI's rights under the Trademark License Agreement, shall comply with all the provisions of the Trademark License Agreement applicable thereto (including, without limitation, the provisions of Paragraph 9 of the First Amended Agreement and Paragraph 6 of this Agreement).

          (c) As used in this Agreement and in Paragraph 9 of the First Amended Agreement, the terms "assignment" and "assign" shall be deemed to apply to any sale, assignment, merger, pledge or other transfer by BGI or its affiliates, successors or assigns, including but not limited to changes in corporate form or ownership, affecting or pertaining to, directly or indirectly, the rights of BGI under the Trademark License Agreement. Any assignment or other transfer by BGI, its affiliates, successors or assigns which is not an Eligible Disposition but which does not constitute a direct transfer of the Trademark License Agreement or any rights thereunder by BGI (or any successor licensee) shall be deemed not to contravene the Trademark License Agreement, including, among others, Paragraphs 1 and 9 of the First Amended Agreement, except as provided in Paragraph 6(d) below.

          (d) Any assignment that results or would result in a Bally Competitor (hereinafter defined) holding (i) five (5%) percent or more of the voting securities of BGI or any of its post-assignment affiliates or its successors or assigns; (ii) any security convertible into five (5%) percent or more of such voting securities, or (iii) a contractual right or power to control, directly or indirectly (through an affiliate or otherwise), BGI or any of its successors or assigns, or any of the rights of BGI or any of its successors or assigns under the Trademark License Agreement, shall be deemed an assignment in contravention of Paragraph 9 of the First Amended Agreement (and shall not constitute an Eligible Disposition). Accordingly, BGI acknowledges that Bally intends to withhold its consent with respect to any such assignment. As used herein, the term "BALLY COMPETITOR" means (i) any person or entity (including Alliance and any affiliate of Alliance that is the surviving entity or acquiror in connection with any such assignment) that, prior to the closing of any assignment or as a result thereof, is licensed or qualified or is in the process of applying to become licensed or qualified to own and/or operate (through one or more affiliates or otherwise) one or more casinos that has or have, or is/are under construction and planned to have, in the aggregate, (x) 50,000 sq. ft. or more of casino floor space in either New Jersey or Nevada, without taking into account such square footageas was held by Alliance and its affiliates prior to any such assignment or (y) either (1) 100,000 sq. ft. or more of casino floor space in North America, without taking into account such square footage as was held by Alliance and its affiliates prior to any such assignment, or (2) 150,000 sq. ft. or more of casino floor space in North America, taking into account such square footage as was held by Alliance and its affiliates prior to any such assignment (provided, however, that this clause
(y)(2) shall not cause Alliance to be deemed a Bally Competitor by reason of casino square footage following any assignment with an entity having no casino square footage), or (ii) any person or entity, other than an institutional investor or individual that is not required to be licensed or otherwise qualified under applicable gaming law (it being understood that the granting of a "passive investor" or similar waiver to an institutional or individual investor shall not render such person "licensed or otherwise qualified under applicable gaming law" for purposes of this clause), that owns or has the right to acquire or receive, directly or indirectly (through an affiliate or otherwise), 10% or more of the equity interest of or income generated by any person or entity described in clause (i) immediately above. The provisions of this Paragraph 6(d) shall not apply with respect to the Merger.

          (e) The provisions of paragraphs 6(a) through 6(d) shall become effective on the Effective Date.

     7. This Agreement and the First Amended Agreement and the Second Amended Agreement shall be governed by, and construed in accordance with, the laws of the State of New Jersey, without regard to the conflicts of law principles thereof.

     8. Any judicial proceedings initiated in connection with this Agreement, the First Amended Agreement and/or the Second Amended Agreement shall be brought solely before the state or federal courts, or administrative tribunals, within the State of New Jersey.

     9. The Trademark License Agreement shall be binding upon and enforceable against BGI, Bally, and their respective affiliates and successors and assigns.

     10. The Trademark License Agreement, as amended hereby on the Effective Date, shall continue in full force and effect for at least five years from the Effective Date (the provisions of Paragraph 12 of the Second Amended Agreement remaining in full force and effect except as modified by the foregoing, so that the Trademark License Agreement may be terminated at BGI's election after the expiration of such five year period and then only by BGI's compliance with the other provisions thereof that have not been modified by this Paragraph 10).

     11. Simultaneously with the closing of the Merger or a substantially similar transaction, the plaintiffs and defendants named in the New Jersey Action and the Delaware Action shall execute, deliver and cause to be filed, with the New Jersey Court, a Stipulation of Settlement in the form annexed hereto as Exhibit C, and, with the Delaware Court, a Stipulation of Dismissal in the form annexed hereto as Exhibit D; Bally shall execute and deliver to BGI, Alliance and Acquisition Corp. a Release identical in form and content to the Release annexed hereto as Exhibit E; and BGI, Alliance and Acquisition Corp. shall execute and deliver to Bally a Release identical in form and content to the Release annexed hereto as Exhibit F. As sole stockholder of BGI following the Merger or a substantially similar transaction, Alliance will cause BGI and Bally Gaming, Inc. to execute this Agreement on the Effective Date, will cause BGI to execute the Stipulations of Dismissal, and will cause BGI and Bally Gaming, Inc. to execute the Release as required by this Paragraph 11.

     12. The provisions of paragraph 11 above notwithstanding, if either (i) the Merger or a substantially similar transaction fails to close by the date mutually agreed by BGI and Alliance (which mutually agreed date, as of the execution of this

Agreement, is June 18, 1996), or (ii) the closing of the Merger or a substantially similar transaction has not occurred within 120 days following the date of the New Jersey Order, then, upon the earlier to occur or clauses (i) and
(ii), Bally shall have the right to terminate this Agreement effective immediately upon giving written notice of such termination to Alliance, and Alliance shall have the right to terminate this Agreement effective immediately upon giving written notice of such termination to Bally. In such event, this Agreement shall be deemed void AB INITIO except as to this Paragraph 12 and Paragraphs 13 and 14, the New Jersey Action shall be subject to reinstatement in accordance with the New Jersey Order, and the Delaware Action shall be subject to reinstatement in accordance with the Delaware Order. Subject to the provisions of this Agreement, the parties reserve all their respective rights and remedies in connection with the New Jersey Action and the Delaware Action (including, without limitation, such rights as Bally may have under and arising out of that certain default and termination letter from Bally to BGI et al. dated February 15, 1996).

     13. To induce Bally to file the New Jersey Order and to execute this Agreement, and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Alliance hereby irrevocably agrees as follows: (a) Alliance shall pay legal fees of Bally in the amount of $240,000, by check payable to the law firm of Sills Cummis Zuckerman Radin Tischman Epstein & Gross, P.A., on the earlier of June 19, 1996 or the Effective Date, plus the amount of all legal fees and other costs incurred in connection with the enforcement of the foregoing payment obligation; (b) such payment obligations shall be absolute and unconditional and shall not be subject to any defense, set-off or counterclaim (whether by Alliance, BGI or any other person or entity) under any circumstances whatsoever (including, but not limited to, any delay respecting the Merger or the failure or refusal of anyone to consummate the Merger); and (c) such payment(s) shall be non-refundable.

     14. Except for Paragraphs 12 and 13 and this Paragraph 14, this Agreement shall be null and void if notice of termination is given by either Bally or Alliance as provided in Paragraph 12 above. If this Agreement is so terminated by Bally or Alliance under Paragraph 12 above, this Agreement shall not be admissible, and the substance of its terms shall not be referred to, in any court of law or before any administrative or other tribunal, except for the provisions of Paragraph 12 of this Agreement and except in connection with a suit by Bally against Alliance to collect legal fees under Paragraph 13, and except in response to a request for disclosure by gaming or other regulators. In the event this Agreement is terminated by Bally or Alliance under Paragraph 12 above, Bally, Alliance and Acquisition Corp. each may assert all positions, and seek to enforce all its rights and remedies, existing prior to the execution of this Agreement.

     15. This Agreement may be executed in counterparts, each of which will be deemed to be an original and all of which together constitute the same agreement.

     IN WITNESS WHEREOF, as of the date first written above, the parties have caused this Agreement to be executed as of the date and year first above written.



                         BALLY ENTERTAINMENT CORPORATION


                         By:________________________________


                         ALLIANCE GAMING CORPORATION


                         By:________________________________


                         BGII ACQUISITION CORP.


                         By:________________________________

     The undersigned acknowledge and agree to be bound by and to perform under the provisions of this Agreement, as of and from the date below written.

                                   BALLY GAMING, INC.


                                   By:________________________________


                                   BALLY GAMING INTERNATIONAL, INC.


                                   By:________________________________


June __, 1996

[EXHIBIT A]
UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

________________________x
BALLY ENTERTAINMENT                Civil Action No. 95C7650 (JHR)
CORPORATION,
     Plaintiff,

- -vs-

BALLY GAMING INTERNATIONAL         CONSENT ORDER
INC., BALLY GAMING, INC.
ALLIANCE GAMING CORPORATION
and BGII ACQUISITION CORP.,

     Defendants

______________________x

     This matter having been opened to the Court jointly by plaintiff Bally Entertainment Corporation and defendants Bally Gaming International, Inc. ("BGII"), Bally Gaming, Inc., Alliance Gaming Corporation and BGII Acquisition Corp. ("Acquisition"); and the parties having advised the Court that they are negotiating a settlement contingent upon the merger of BGII and Acquisition (the "Merger"); and the parties having agreed to the administrative dismissal of this action and to its reopening should the settlement not be consummated; and for good cause shown,

     IT IS, on this 29th day of March 1996,

     ORDERED that this action be, and hereby is, dismissed without costs and without prejudice to the right of any party to apply to the Court by letter to reopen the action within sixty (60) days from date of this Order upon a showing of good cause; and it is further

     ORDERED that any party may apply to the Court by letter before the end of the 60-day period to request an extension of sixty (60) additional days in which to apply to reopen the action; and it is further

     ORDERED that if the settlement should not be consummated, good cause to reopen the action will be deemed to have been established.

                                        /s/Joseph H. Rodriguez J.D.C
                                        _____________________________
                                        JOSEPH H RODRIGUEZ J.D.C.

APPROVED AS TO FORM AND CONTENT:

/s/Clive S. Cummis
- --------------------------
Clive S. Cummis (CC-33774)
SILLS CUMMIS ZUCKERMAN RADIN
     TISCHMAN EPSTEIN & GROSS, P.A.
Counsel for Bally Entertainment Corporation

/s/Kenneth D. McPherson, Jr.
- --------------------------
Kenneth D. McPherson, Jr. (KM-8899)
WATERS, MCPHERSON, MCNEILL, P.C.
Counsel for Bally Gaming International, Inc.
     and Bally Gaming, Inc.

/s/Gilbert L. Brooks
- --------------------------
Gilbert L. Brooks (GB-3196)
KOZLOV, SEATON, ROMANINI & BROOKS
Counsel for Alliance Gaming Corporation
     and BGII Acquisition Corp.

[EXHIBIT B]

IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

ALLIANCE GAMING CORPORATION,
BGII ACQUISITION CORPORATION, AND
BALLY GAMING INTERNATIONAL, INC.
INC.                                         C.A. NO. 95716
                                             (MMS)
          Plaintiffs,
              v.
BALLY ENTERTAINMENT CORPORATION,
          Defendant.

                                      ORDER

     This matter having been opened to the Court jointly by plaintiffs Alliance Gaming Corporation, BGII Acquisition Corporation ("Acquisition"), Bally Gaming International, Inc. ("BGII") and defendant Bally Entertainment Corporation, and the parties having advised the Court that they have negotiated a settlement contingent upon the merger of BGII and Acquisition; and the parties having agreed to the dismissal of this action and to its reopening should the settlement not be consummated; and for good cause shown.

     IT IS, on this 24th day of April, 1996.

     Ordered that this action be, and hereby is, dismissed without costs and without prejudice to the right of any party to apply to the Court by letter to reopen the action within sixty (60) days from date of this Order upon a showing of good cause; and it is further

     ORDERED that any party may apply to the Court by letter before the end of the 60-day period to request an extension of sixty (60) additional days in which to apply to reopen the action; and is further

     ORDERED that if the settlement should not be consummated, good cause to reopen the action will be deemed to have been established.



                                   /s/ Murray M. Schwartz U.S.D.J.
                                   ------------------------------
                                   MURRAY M. SCHWARTZ, U.S.D.J.

APPROVED AS TO FORM AND CONTENT:

/s/ Richard D. Heins
- ------------------------------
Richard D. Heins
ASHBY & GEDDES
One Rodney Square, Suite 302
P.O. Box 1150
Wilmington, DE 19899

/s/ Michael D. Goldman
- ------------------------------
Michael D. Goldman
Peter J. Walsh, Jr.
POTTER ANDERSON & CORROON
902 Market Street
P.O. Box 951
Wilmington, DE 19899

/s/ Henry E. Gallagher, Jr.
- ------------------------------
Henry E. Gallagher, Jr.
CONNOLLY BOVE LODGE & HUTZ
1220 Market Building

P.O. Box 2207
Wilmington, DE 19899


[EXHIBIT C]

UNITED STATES DISTRICT COURT
DISTRICT OF NEW JERSEY

BALLY ENTERTAINMENT CORPORATION
          Plaintiff,
          - v -                                   Civil Action No.
                                                  95 CV 6050 (JHR)
BALLY GAMING INTERNATIONAL
INC., BALLY GAMING, INC.,
ALLIANCE GAMING CORPORATION
and BGII ACQUISITION CORP.,

STIPULATION OF SETTLEMENT
     This matter having been resolved by the parties, IT IS HEREBY STIPULATED AND AGREED, by and between undersigned attorneys of record for all parties pursuant to Fed. R. Civ. P. 41(a), that this action is hereby dismissed with prejudice and without costs to any party.

Dated: __________, 1996


- ------------------------------
Clive S. Cummis (CC-3774)
SILLS CUMMIS ZUCKERMAN RADIN
TISCHMAN EPSTEIN & GROSS, P.A.
One Riverfront Plaza
Newark, New Jersey 07102-5400
(201) 643-7000




- ------------------------------
Gilbert L. Brooks (GB-3196)
KOZLOV, SEATON, ROMANINI
     & BROOKS
1940 Route 70, East, Suite 200
Cherry Hill, New Jersey 08003
(609) 424-8200

- ------------------------------
Kenneth D. McPherson, Jr. (KM-8899)
WATERS, MCPHERSON, MCNEILL, P.C.
300 Lighting Way
P.O. Box 1560
Secaucus, New Jersey 07096
(201) 863-4400

[EXHIBIT D]
DRAFT - 3/21/96 11:16 am
IN THE UNITED STATES DISTRICT COURT
FOR THE DISTRICT OF DELAWARE

ALLIANCE GAMING CORPORATION,
BGII ACQUISITION CORP.,
and BALLY GAMING INTERNATIONAL, INC.

                    Plaintiffs,              C.A. No. 95-716 (MMS)
                        v.

BALLY ENTERTAINMENT CORPORATION,
                    Defendant

                    STIPULATION OF DISSMISSAL

     Pursuant to Fed. R. Civ. P. 41(a)(1), the parties to the above action hereby stipulate and agree to its dismissal with prejudice.

POTTER ANDERSON & CORROON


- ------------------------------
Michael D. Goldman (ID #268)
350 Delaware Trust Company
P.O. Box 951
Wilmington, DE 19899
(302) 984-6000
     Attorneys for Plaintiff
     Bally Gaming International Inc.


CONNOLLY, BOVE, LODGE & HUTZ


- ------------------------------
Henry E. Gallagher, Jr. (ID #495)

1220 Market Building
P.O. Box 2207
Wilmington, DE 19899
(302) 658-9141
     Attorneys for Plaintiffs
     Alliance Gaming Corporation
     and BGII Acquisition Corp.


ASHBY & GEDDES


- ------------------------------
Stephen E. Jenkins (I.D. #2152)
Richard D. Heins (I.D. #3000)
One Rodney Square
P.O. Box 1150
Wilmington, DE 19899
(302) 654-188
     Attorneys for Defendant
     Bally Entertainment Corporation
Dated:  _________________ 1996


[EXHIBIT E]

                                     RELEASE

     BALLY ENTERTAINMENT CORPORATION, a Delaware corporation having its principal place of business at 8700 West Bryn Mawr Avenue, Chicago, Illinois (the "RELEASOR"), for valuable consideration, does hereby release, remise, aquit and discharge BALLY GAMING INTERNATIONAL INC., a Delaware corporation having its principal place of business at 6601 South Bermuda Road, Las Vegas, Nevada, BALLY GAMING, INC., a Nevada corporation having its principal place of business at 2501 Fire Road, Absecon, New Jersey, ALLIANCE GAMING CORPORATION., a Delaware corporation having its principal place of business at 4380 Boulder Highway, Las Vegas, Nevada, and BGII ACQUISITION CORP., a Delaware corporation having its principal place of business at 4380 Boulder Highway, Las Vegas, Nevada, and all their shareholders, directors, officers, agents, employees and representatives (collectively, the "RELEASEES"), from any and all claims which the RELEASOR (a) has asserted, or that directly or indirectly arise out of or relate to the claims or allegations asserted in its Complaint dated November 28, 1995 or its proposed Amended Complaint dated February 19, 1996 in the action styled BALLY ENTERTAINMENT CORPORATION V. BALLY GAMING INTERNATIONAL, INC., BALLY GAMING INC., ALLIANCE GAMING CORPORATION AND BGII

ACQUISITION CORP., United States District Court, District of New Jersey, Civil Action No. 95 CV 6050 (JHR), and (b) may have that directly or indirectly arise out of or relate to the claims or allegations made by certain RELEASES in their Complaint dated November 20, 1995 in the action styled ALLIANCE GAMING CORPORATION, BGII ACQUISITION CORP., AND BALLY GAMING INTERNATIONAL, INC. V. BALLY ENTERTAINMENT CORPORATION, United States District Court, District of Delaware, C.A. No. 95-716 (MMS).

     This Release is being executed pursuant to and in accordance with the Stipulation of Settlement effective _________________________________ 1996, by and between the RELEASOR and the RELEASES.

     THIS RELEASE MAY NOT BE CHANGED ORALLY.

     IN WITNESS WHEREOF, THE RELEASOR has hereunto set its hand and seal on the __ day of ____________ 1996.

                              BALLY ENTERTAINMENT CORPORATION
                              by: ___________________________________


[EXHIBIT F]
RELEASE

     BALLY GAMING INTERNATIONAL, INC., a Delaware corporation having its principal place of business at 6601 South Bermuda Road, Las Vegas, Nevada, BALLY GAMING, INC., a Nevada corporation having its principal place of business at 25501 Fire Road, Absecon, New Jersey, ALLIANCE GAMING CORPORATION, a Nevada corporation having its principal place of business at 4380 Boulder Highway, Las Vegas, Nevada, and BGII ACQUISITION CORP., a Delaware corporation having its principal place of business at 4380 Boulder Highway, Las Vegas, Nevada, collectively, the "RELEASORS," for valuable consideration, do hereby release, remise, acquit and discharge BALLY ENTERTAINMENT CORPORATION, a Delaware corporation having its principal place of business at 8700 West Bryn Mawr Avenue, Chicago, Illinois, and all its shareholders, directors, officers, agents employees and representatives, collectively, the "RELEASEE," from any and all claims which (a) the RELEASEE," from any and all claims which (a) the RELEASORS may have that directly or indirectly arise out of or relate to the claims or allegations made by the RELEASEE in its Complaint dated November 28, 1995 or its proposed Amended Complaint dated February 19, 1996 in the action styled BALLY ENTERTAINMENT CORPORATION V. BALLY GAMING INTERNATIONAL, INC., BALLY GAMING, INC., ALLIANCE GAMING


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

CORPORATION AND BGII ACQUISITION CORP., United States District Court, District of New Jersey, Civil Action No. 95 CV 6050 (JHR), and which (b) certain RELEASORS have asserted, or that directly or indirectly arise out of or relate to the claims or allegations asserted, in the their Complaint dated November 20, 1995 in the action styled ALLIANCE GAMING CORPORATION, BGII ACQUISITION CORP., AND BALLY GAMING INTERNATIONAL, INC. V. BALLY ENTERTAINMENT CORPORATION, United States District Court, District of Delaware, C.A. No. 95-716 (MMS).

     This Release is being executed pursuant to and in accordance with the Stipulation of Settlement effective _________________________________, 1996, by and between the RELEASORS and the RELEASEE.

     THIS RELEASE MAY NOT BE CHANGED ORALLY.

     IN WITNESS WHEREOF, the RELEASORS have hereunto set their hand and seal on the ___ day of ___________ 1996.

                              BALLY GAMING INTERNATIONAL, INC.

                              By: _________________________________

                              BALLY GAMING, INC.

                              By: _________________________________

                              ALLIANCE GAMING CORPORATION

                              By: _________________________________

                              BGII ACQUISITION CORP.

                              By: _________________________________


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